UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            Pursuant to Section 13 or 15 (d) of the
	               Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                      June 12, 2006 (June 12, 2006)



	                       Thomas Nelson, Inc.
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	        (Exact Name of Registrant as Specified in Charter)


      Tennessee                  1-13788                    62-0679364
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  (State or other        (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)


               501 Nelson Place
               Nashville, Tennessee                  37214-1000
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              (Address of Principal                  (Zip Code)
                Executive Offices)

                                 Not Applicable
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         (Former name or former address, if changed, since last report)


Registrant's telephone number, including area code:  615/889-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                              TABLE OF CONTENTS


Item 8.01.  Other Events.

On June 12, 2006, Thomas Nelson, Inc. issued a press release announcing the completion of the merger by and among the Company, Faith Media Holdings, LLC ("Faith Media") and Faith Media's wholly-owned subsidiary, FM Mergerco, Inc. ("Mergerco"). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
Number           Description of Exhibit
-------          ----------------------

99.1 Press release, dated June 12, 2006 announcing the completion of the merger by and among the Company, Faith Media Holdings, LLC ("Faith Media") and Faith Media's wholly-owned subsidiary, FM Mergerco, Inc. ("Mergerco").


In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THOMAS NELSON, INC.



                                              By: /s/ Joe L. Powers
                                              ---------------------------
                                              Name:   Joe L. Powers
                                              Title:  Executive Vice President,
                                                      Secretary and
                                                      Chief Financial Officer

Date:  June 12, 2006



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                                EXHIBIT INDEX


Exhibit
Number      Description of Exhibit
-------     ----------------------

99.1 Press release, dated June 12, 2006, announcing the completion of the merger by and among the Company, Faith Media Holdings, LLC ("Faith Media") and Faith Media's wholly-owned subsidiary, FM Mergerco, Inc. ("Mergerco").







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